Exhibit 99.1

Virtu Announces Third Quarter 2021 Results

Authorizes Additional $750 Million Share Repurchase

NEW YORK, NY, November 3, 2021 - Virtu Financial, Inc. (NASDAQ: VIRT), a leading provider of financial services and products that leverages cutting edge technology to deliver innovative, transparent trading solutions to its clients and liquidity to the global markets, today reported results for the third quarter ended September 30, 2021.

Third Quarter 2021:

•	Net income of $123.1 million; Normalized Adjusted Net Income[1] of $132.2 million
•	Basic and diluted earnings per share of $0.59 ; Normalized Adjusted EPS[1] of $0.70
•	Total revenues of $544.3 million; Trading income, net, of $394.3 million; Adjusted Net Trading Income[1] of $354.4 million
•	Adjusted EBITDA[1] of $210.7 million; Adjusted EBITDA Margin[1] of 59.5%
•	Share buybacks of $138.9 million, or 5.4 million shares, under the Share Repurchase Program[2]

"This quarter exemplifies Virtu's diversified and resilient product and services offerings, as we delivered $0.70 per share for shareholders even in an ordinary environment for market makers. Our long-term plan is on-target as we continue to prioritize our platform, maintain our low-cost structure, and return capital to our shareholders. Consistent with our long-term strategy of delivering value to our shareholders, our Board of Directors has authorized an additional $750 million in share repurchases over the next two years."

The Virtu Financial, Inc. Board of Directors declared a quarterly cash dividend of $0.24 per share. This dividend is payable on December 15, 2021 to shareholders of record as of December 1, 2021.

Note 1: Non-GAAP financial measures. Please see "Non-GAAP Financial Measures and Other Items" for more information.

Note 2: Shares repurchased calculated on a settlement date basis.

Financial Results

Third Quarter 2021:

Total revenues decreased 17.0% to $544.3 million for this quarter, driven primarily by lower trading volumes in U.S. equities coupled with the prior year quarter gain on the sale of MATCHNow, compared to $656.1 million for the same period in 2020. Trading income, net, decreased 10.7% to $394.3 million for this quarter, compared to $441.3 million for the same period in 2020. Net income totaled $123.1 million for this quarter, compared to net income of $199.7 million in the prior year quarter.

Basic and diluted earnings per share for this quarter was $0.59, compared to a basic and diluted earnings per share of $0.92 for the same period in 2020.

Adjusted Net Trading Income decreased 2.2% to $354.4 million for this quarter, compared to $362.3 million for the same period in 2020. Adjusted EBITDA decreased 15.3% to $210.7 million for this quarter, compared to $248.7 million for the same period in 2020.

Normalized Adjusted Net Income, removing one-time integration costs and non-cash items, decreased 17.9% to $132.2 million for this quarter, compared to $160.9 million for the same period in 2020.

Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxes, Normalized Adjusted EPS was $0.70 for this quarter, compared to $0.81 for the same period in 2020.

Operating Segment Information

The Company has two operating segments: Market Making and Execution Services; and one non-operating segment: Corporate.

Market Making principally consists of market making in the cash, futures and options markets across global equities, fixed income, currencies and commodities. As a market maker, the Company commits capital on a principal basis by offering to buy securities from, or sell securities to, broker dealers, banks and institutions.

Execution Services comprises agency-based trading and trading venues, offering execution services in global equities, options, futures and fixed income on behalf of institutions, banks and broker dealers. The Company also provides proprietary technology and infrastructure, workflow technology, and trading analytics services to select third parties. The segment also includes the results of the Company's capital markets business, in which the Company acts as an agent for issuers in connection with at-the-market offerings and buyback programs.

Corporate contains the Company's investments, principally in strategic trading-related opportunities, and maintains corporate overhead expenses.

The following tables show the trading income, net, total revenues and Adjusted Net Trading Income by segment for the three and nine months ended September 30, 2021 and 2020.

Total revenues by segment

(in thousands, unaudited)

	Three Months Ended September 30, 2021				Three Months Ended September 30, 2020
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$389,422	$4,843	$—	$394,265	$441,829	$(534)	$—	$441,295
Commissions, net and technology services	8,894	127,029	—	135,923	9,391	124,462	—	133,853
Interest and dividends income	9,704	—	—	9,704	10,763	169	—	10,932
Other, net	1,270	677	2,505	4,452	12,615	58,583	(1,166)	70,032
Total Revenues	$409,290	$132,549	$2,505	$544,344	$474,598	$182,680	$(1,166)	$656,112

	Nine Months Ended September 30, 2021				Nine Months Ended September 30, 2020
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$1,571,347	$20,493	$—	$1,591,840	$1,989,176	$(1,420)	$—	$1,987,756
Commissions, net and technology services	32,111	438,576	—	470,687	9,526	442,807	—	452,333
Interest and dividends income	26,174	72	—	26,246	46,216	572	—	46,788
Other, net	5,923	777	10,408	17,108	19,382	58,662	(2,286)	75,758
Total Revenues	$1,635,555	$459,918	$10,408	$2,105,881	$2,064,300	$500,621	$(2,286)	$2,562,635

Reconciliation of trading income, net to Adjusted Net Trading Income by operating segment

(in thousands, unaudited)

	Three Months Ended September 30, 2021				Three Months Ended September 30, 2020
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$389,422	$4,843	$—	$394,265	$441,829	$(534)	$—	$441,295
Commissions, net and technology services	8,894	127,029	—	135,923	9,391	124,462	—	133,853
Interest and dividends income	9,704	—	—	9,704	10,763	169	—	10,932
Brokerage, exchange, clearance fees and payments for order flow, net	(134,849)	(24,013)	—	(158,862)	(177,758)	(18,690)	—	(196,448)
Interest and dividends expense	(24,469)	(2,117)	—	(26,586)	(26,990)	(384)	—	(27,374)
Adjusted Net Trading Income	$248,702	$105,742	$—	$354,444	$257,235	$105,023	$—	$362,258

	Nine Months Ended September 30, 2021				Nine Months Ended September 30, 2020
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$1,571,347	$20,493	$—	$1,591,840	$1,989,176	$(1,420)	$—	$1,987,756
Commissions, net and technology services	32,111	438,576	—	470,687	9,526	442,807	—	452,333
Interest and dividends income	26,174	72	—	26,246	46,216	572	—	46,788
Brokerage, exchange, clearance fees and payments for order flow, net	(502,828)	(86,057)	—	(588,885)	(487,234)	(86,535)	—	(573,769)
Payments for order flow	—	—	—	—	—	—	—	—
Interest and dividends expense	(70,905)	(4,680)	—	(75,585)	(96,062)	(1,594)	—	(97,656)
Adjusted Net Trading Income	$1,055,899	$368,404	$—	$1,424,303	$1,461,622	$353,830	$—	$1,815,452

Financial Condition

As of September 30, 2021, Virtu had $754.3 million in cash, cash equivalents and restricted cash, and total long-term debt outstanding in an aggregate principal amount of $1,631.3 million.

Share Repurchase Program

Since inception of the program in November 2020, the Company repurchased approximately 13.4 million shares of Class A Common Stock and Virtu Financial Units for approximately $361.4 million. Including the additional $750 million authorization from Virtu Financial, Inc.'s Board of Directors, the Company has approximately $858.6 million remaining capacity for future purchases of shares of Class A Common Stock and Virtu Financial Units under the program.

Earnings Conference Call Information

Virtu Financial will host a conference call to review its third quarter 2021 financial performance today, November 3rd, at 8:30 a.m. ET. Members of the public may listen to the conference call through an audio webcast through the Investor Relations section of the firm’s website ir.virtu.com/investor-relations.

Website Information

We routinely post important information for investors on the Investor Relations section of our website, ir.virtu.com/investor-relations and also from time to time may use social media channels, including our Twitter account (twitter.com/virtufinancial) and our LinkedIn account (linkedin.com/company/virtu-financial), as an additional means of disclosing public information to investors, the media and others interested in us. It is possible that certain information we post on our website and on social media could be deemed to be material information, and we encourage investors, the media and others interested in us to review the business and financial information we post on our website and on the social media channels identified above, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website and our social media channels is not incorporated by reference into, and is not a part of, this document.

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), we use the following non-GAAP measures of financial performance:

•	"Adjusted Net Trading Income", which is the amount of revenue we generate from our market making activities, or trading income, net, plus commissions, net and technology services, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange, clearance fees and payments for order flow, net. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our market making activities.

•	"EBITDA", which measures our operating performance by adjusting Net Income to exclude financing interest expense on our long-term borrowings, debt issue cost related to debt refinancing, prepayment, and commitment fees, depreciation and amortization, amortization of purchased intangibles and acquired capitalized software, and income tax expense, and "Adjusted EBITDA", which measures our operating performance by further adjusting EBITDA to exclude severance, transaction advisory fees and expenses, termination of office leases, charges related to share based compensation and other expenses, which includes reserves for legal matters, COVID-19 one-time costs and donations and Other net, and “Adjusted EBITDA Margin”, which compares Adjusted EBITDA to Adjusted Net Trading Income.

•	“Normalized Adjusted Net Income”, “Normalized Adjusted Net Income before income taxes”, “Normalized provision for income taxes”, and “Normalized Adjusted EPS”, which we calculate by adjusting Net Income to exclude certain items and other non-cash items, assuming that all vested and unvested non-voting common interest units in Virtu Financial LLC have been exchanged for shares of our Class A common stock, and applying an effective tax rate, which was approximately 24%.

•	“Adjusted Operating Expenses”, which we calculate by adjusting total operating expenses to exclude severance, share based compensation, reserves for legal matters, termination of office leases, connectivity early termination and write-down of assets.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, and Normalized Adjusted EPS and Adjusted Operating Expenses are non-GAAP financial measures used by management in evaluating operating performance and in making strategic decisions. Additional information provided regarding the breakdown of Total Adjusted Net Trading Income by category is also a non-GAAP financial measure but is not used by the Company in evaluating operating performance and in making strategic decisions. In addition, these non-GAAP financial measures or similar non-GAAP measures are used by research analysts, investment bankers and lenders to assess our operating performance. Management believes that the presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide useful information to investors regarding our results of operations because they assist both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period. Furthermore, our credit agreement contains tests based on metrics similar to Adjusted EBITDA. Other companies may define Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS differently, and as a result our measures of Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS may not be directly comparable to those of other companies. Although we use these non-GAAP financial measures as financial measures to assess the performance of our business, such use is limited because they do not include certain material costs necessary to operate our business.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•	they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;
•	our EBITDA-based measures do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;
•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures do not reflect any cash requirement for such replacements or improvements;
•	they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
•	they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and
•	they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS are not intended as alternatives to Net Income as indicators of our operating performance and should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include Net Income, cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share and per share data)	2021	2020	2021	2020
Revenues:
Trading income, net	$394,265	$441,295	$1,591,840	$1,987,756
Interest and dividends income	9,704	10,932	26,246	46,788
Commissions, net and technology services	135,923	133,853	470,687	452,333
Other, net	4,452	70,032	17,108	75,758
Total revenues	544,344	656,112	2,105,881	2,562,635

Operating Expenses:
Brokerage, exchange, clearance fees and payments for order flow, net	158,862	196,448	588,885	573,769
Communication and data processing	55,627	51,647	159,824	162,336
Employee compensation and payroll taxes	84,552	35,798	273,172	327,091
Interest and dividends expense	26,586	27,374	75,585	97,656
Operations and administrative	18,228	24,612	65,636	73,480
Depreciation and amortization	16,636	16,656	49,764	50,728
Amortization of purchased intangibles and acquired capitalized software	16,933	18,265	53,087	56,177
Termination of office leases	238	60	5,126	343
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,237	9,916	4,981	27,282
Transaction advisory fees and expenses	167	2,463	150	2,737
Financing interest expense on long-term borrowings	20,179	20,358	59,784	67,764
Total operating expenses	399,245	403,597	1,335,994	1,439,363

Income before income taxes and noncontrolling interest	145,099	252,515	769,887	1,123,272
Provision for income taxes	21,961	52,807	128,611	200,044
Net income	$123,138	$199,708	$641,276	$923,228

Noncontrolling interest	(52,631)	(82,999)	(268,454)	(386,311)

Net income available for common stockholders	$70,507	$116,709	$372,822	$536,917

Earnings per share:
Basic	$0.59	$0.92	$3.04	$4.31
Diluted	$0.59	$0.92	$3.01	$4.29

Weighted average common shares outstanding
Basic	115,770,457	122,686,931	119,148,571	121,328,895
Diluted	116,623,115	123,772,005	120,373,160	121,939,839

Comprehensive income:
Net income	$123,138	$199,708	$641,276	$923,228
Other comprehensive income
Foreign exchange translation adjustment, net of taxes	(7,843)	7,812	(11,452)	3,860
Net change in unrealized cash flow hedges gains (losses), net of taxes	3,498	314	18,197	(64,425)
Comprehensive income	$118,793	$207,834	$648,021	$862,663
Less: Comprehensive income attributable to noncontrolling interest	(51,007)	(86,761)	(271,552)	(360,302)
Comprehensive income available for common stockholders	$67,786	$121,073	$376,469	$502,361

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, and selected Operating Margins.

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except percentages)	2021	2020	2021	2020
Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$394,265	$441,295	$1,591,840	$1,987,756
Commissions, net and technology services	135,923	133,853	470,687	452,333
Interest and dividends income	9,704	10,932	26,246	46,788
Brokerage, exchange, clearance fees and payments for order flow, net	(158,862)	(196,448)	(588,885)	(573,769)
Interest and dividends expense	(26,586)	(27,374)	(75,585)	(97,656)
Adjusted Net Trading Income	$354,444	$362,258	$1,424,303	$1,815,452

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income (loss)	123,138	199,708	641,276	923,228
Financing interest expense on long-term borrowings	20,179	20,358	59,784	67,764
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,237	9,916	4,981	27,282
Depreciation and amortization	16,636	16,656	49,764	50,728
Amortization of purchased intangibles and acquired capitalized software	16,933	18,265	53,087	56,177
Provision for income taxes	21,961	52,807	128,611	200,044
EBITDA	$200,084	$317,710	$937,503	$1,325,223
Severance	1,538	3,030	4,577	7,192
Transaction advisory fees and expenses	167	2,463	150	2,737
Termination of office leases	238	60	5,126	343
Gain on sale of MATCHNow	—	(58,652)	—	(58,652)
Other	(4,225)	(11,138)	(12,827)	(10,157)
Share based compensation	12,930	(4,740)	38,260	37,510
Adjusted EBITDA	$210,732	$248,733	$972,789	$1,304,196

Selected Operating Margins
Net Income Margin (1)	34.7%	55.1%	45.0%	50.9%
EBITDA Margin (2)	56.5%	87.7%	65.8%	73.0%
Adjusted EBITDA Margin (3)	59.5%	68.7%	68.3%	71.8%

1 Calculated by dividing net income by Adjusted Net Trading Income.

2 Calculated by dividing EBITDA by Adjusted Net Trading Income.

3 Calculated by dividing Adjusted EBITDA by Adjusted Net Trading Income.

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

(Continued)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS.

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share and per share data)	2021	2020	2021	2020
Reconciliation of Net Income to Normalized Adjusted Net Income
Net income	$123,138	$199,708	$641,276	$923,228
Provision for income taxes	21,961	52,807	128,611	200,044
Income before income taxes and noncontrolling interest	$145,099	$252,515	$769,887	$1,123,272
Amortization of purchased intangibles and acquired capitalized software	16,933	18,265	53,087	56,177
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,237	9,916	4,981	27,282
Severance	1,538	3,030	4,577	7,192
Transaction advisory fees and expenses	167	2,463	150	2,737
Termination of office leases	238	60	5,126	343
Gain on sale of MATCHNow	—	(58,652)	—	(58,652)
Other	(4,225)	(11,138)	(12,827)	(10,157)
Share based compensation	12,930	(4,740)	38,260	37,510
Normalized Adjusted Net Income before income taxes	$173,917	$211,719	$863,241	$1,185,704
Normalized provision for income taxes (1)	41,740	50,813	207,178	284,569
Normalized Adjusted Net Income	$132,177	$160,906	$656,063	$901,135

Weighted Average Adjusted shares outstanding (2)	190,141,600	198,097,715	193,929,595	196,736,969

Normalized Adjusted EPS	$0.70	$0.81	$3.38	$4.58

(1) Reflects U.S. federal, state, and local income tax rate applicable to corporations of approximately 24% for all periods presented.

(2) Assumes that (1) holders of all vested and unvested non-vesting Virtu Financial Units (together with corresponding shares of the Company's Class C common stock, par value $0.00001 per share (the “Class C Common Stock”)) have exercised their right to exchange such Virtu Financial Units for shares of Class A Common Stock on a one-for-one basis, (2) holders of all Virtu Financial Units (together with corresponding shares of the Company's Class D common stock, par value $0.00001 per share (the “Class D Common Stock”)) have exercised their right to exchange such Virtu Financial Units for shares of the Company's Class B common stock, par value $0.00001 per share (the “Class B Common Stock”) on a one-for-one basis, and subsequently exercised their right to convert the shares of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis. Includes additional shares from dilutive impact of options, restricted stock units and restricted stock awards outstanding under the Amended and Restated 2015 Management Incentive Plan and the Amended and Restated ITG 2007 Equity Plan during the three and nine months ended September 30, 2021 and 2020 as well as warrants issued in connection with the Founder Member Loan during the three and nine months ended September 30, 2020.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Financial Condition (Unaudited)

(in thousands, except share data)	September 30, 2021	December 31, 2020
Assets
Cash and cash equivalents	$683,836	$889,559
Cash and securities segregated under regulations and other	70,477	117,446
Securities borrowed	1,277,601	1,425,016
Securities purchased under agreements to resell	170,194	22,866
Receivables from broker-dealers and clearing organizations	1,452,426	1,684,006
Receivables from customers	414,244	214,478
Trading assets, at fair value	3,977,894	3,115,731
Property, equipment and capitalized software, net	103,963	113,590
Operating lease right-of-use assets	247,531	268,864
Goodwill	1,148,926	1,148,926
Intangibles (net of accumulated amortization)	402,912	454,499
Deferred taxes	176,279	193,070
Other assets	303,194	317,747
Total assets	10,429,477	9,965,798

Liabilities and equity
Liabilities
Short-term borrowings, net	312,814	64,686
Securities loaned	1,017,436	948,256
Securities sold under agreements to repurchase	583,268	461,235
Payables to broker-dealers and clearing organizations	1,094,971	876,446
Payables to customers	182,939	118,826
Trading liabilities, at fair value	2,871,649	2,923,708
Tax receivable agreement obligations	254,660	271,165
Accounts payable and accrued expenses and other liabilities	413,998	491,818
Operating lease liabilities	292,967	315,340
Long-term borrowings, net	1,604,062	1,639,280
Total liabilities	8,628,764	8,110,760

Total equity	1,800,713	1,855,038

Total liabilities and equity	$10,429,477	$9,965,798

	As of September 30, 2021
Ownership of Virtu Financial LLC Interests:	Interests	%
Virtu Financial, Inc. - Class A Common Stock and Restricted Stock Units	117,039,064	62.6%
Non-controlling Interests (Virtu Financial LLC)	69,854,805	37.4%
Total Virtu Financial LLC Interests	186,893,869	100.0%

About Virtu Financial, Inc.

Virtu is a leading financial services firm that leverages cutting-edge technology to provide execution services and data, analytics and connectivity products to its clients and deliver liquidity to the global markets. Leveraging its global market making expertise and infrastructure, Virtu provides a robust product suite including offerings in execution, liquidity sourcing, analytics and broker-neutral, multi-dealer platforms in workflow technology. Virtu’s product offerings allow clients to trade on hundreds of venues across 50+ countries and in multiple asset classes, including global equities, ETFs, foreign exchange, futures, fixed income and myriad other commodities.  In addition, Virtu’s integrated, multi-asset analytics platform provides a range of pre and post-trade services, data products and compliance tools that clients rely upon to invest, trade and manage risk across global markets.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: risks relating to the COVID-19 pandemic, including the possible effects of the economic conditions worldwide resulting from the COVID-19 pandemic and governmental and other responses thereto; fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, short-term funding requirements, margin requirements, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

CONTACT

Investor & Media Relations

Andrew Smith

media@virtu.com